Investor Presentation June 2023

Forward Looking Statements 2 This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and f inancial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the current economic environment and its effects, such as lower economic growth, a tight labor market, inflation, supply chain delays, increased expenses, volatile capital markets, or other unpredictable effects; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality (including large increases in ambient temperatures), the general economy or social conditions, customer, and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; the potential effects of climate change on our electric system, including as a result of weather extremes such as prolonged drought and high temperature variations in the area where APS conducts its business; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments, and proceedings; new legislation, ballot initiatives and regulation or interpretations of existing legislation or regulations, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investment; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition, and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery, including as a result of delays in the development and application of new technologies; the cost of debt, including increased cost as a result of rising interest rates, and equity capital and the ability to access capital markets when required; environmental, economic, and other concerns surrounding coal-fired generation, including regulation of GHG emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant landowners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders.

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 3 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

AT A GLANCE

Arizona's Largest Electric Company

Service Territory[1]


Nevada
Utah
Colorado
LAS VEGAS
Arizona
FARMINGTON
FOUR CORNERS
New Mexico
KINGMAN
FLAGSTAFF
WINSLOW
HOLBROOK
CHOLLA
BAGDAD
PRESCOTT
California
PHOENIX
PALO VERDE
WEST PHOENIX
OCOTILLO
GLOBE
SUNDANCE
REDHAWK
GILA BEND
CASA GRANDE
YUMA
YUCCA
SAGUARO
TUCSON
NOGALES
DOUGLAS
APS Retail Electric Service Territory
Major APS Power Plants
Principal APS Transmission Lines
Major APS Solar Power Plants

Key Facts as of Dec. 31, 2022

Consolidated assets	$22.7B
Revenues	$4.3B
Market cap	~$8.6B
Generating capacity owned or leased – year end	~6.3 GW
Customers	1.3M
Current % from clean energy	~51%
Nuclear plant in U.S.	Largest

[1] As of December 31, 2022.

4

PINNACLE WEST CAPITAL CORPORATION

Attractive Customer Mix and Shifting Generation Profile 5 Residential 48% Commercial & Industrial 52% Other >1% Demand Side Management 15% 1 As of December 31, 2022. Gas 25% Renewable 12% Purchased 4% Coal 20% Nuclear 24% Retail Sales Mix1 Energy Mix – Will Shift Going Forward1

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 6 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

2023 EPS guidance 7 Key Factors and Assumptions as of May 4, 2023 2023 Adjusted gross margin (operating revenues, net of fuel and purchased power expenses, x/RES,DSM,CCT)1 $2.67 – $2.72 billion • Retail customer growth 1.5%-2.5% • Weather-normalized retail electricity sales growth of 3.5%-5.5% • Includes 2.0%-4.0% contribution to sales growth of new large manufacturing facilities and several large data centers • Assumes normal weather for full-year forecast Adjusted operating and maintenance expense (O&M x/RES,DSM,CCT)1 $885 - $905 million Other operating expenses (depreciation and amortization, and taxes other than income taxes) $1.02 - $1.03 billion Other income (pension and other post-retirement non-service credits, other income and other expense) $39 - $43 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC ~$70 million) $280 – $300 million Net income attributable to noncontrolling interests $17 million Effective tax rate 10.8% Average diluted common shares outstanding 113.6 million EPS Guidance $3.95 - $4.15 1 Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. For reconciliation, see slide 38.

Key drivers for EPS guidance1 1 Retail customer growth 1.5%-2.5% Weather-normalized retail electricity sales growth of 3.5%-5.5% Transmission revenues LFCR 8 2023 EPS guidance of $3.95-$4.15 key drivers1,2 • Long-term EPS growth target of 5%-7%3 • Retail customer growth 1.5%-2.5%4 • Weather-normalized retail electricity sales growth of 4.5%-6.5%4 1 Arrows represent expected comparative year-over-year impact of each driver on earnings. 2 As of May 4, 2023. Long-term guidance and key drivers  Normal Weather  Depreciation, amortization and property taxes due to higher plant in service  Operations and maintenance expense  Interest expense  Pension and OPEB 3 Long-term EPS growth target based on the Company’s current weather-normalized 5-year compound annual growth rate projections from 2022-2026. 4 Forecasted guidance range from 2023-2025.

Robust economic growth in Arizona and our service territory 9 Consistent Residential Growth Past Five Years Strong 2.5% Sales CAGR Past Three Years 0.6% 0.8% 4.2% 2.4% 3.5%-5.5% 0% 1% 2% 3% 4% 5% 6% '19 '20 '21 '22 '23E Total Sales Growth2,3 2Weather-normalized. 32019-2021 as reported in PNW Statistical Reports. 1.9% 2.1% 2.3% 2.4% 2.2% 1.5%-2.5% 0% 1% 2% 3% '18 '19 '20 '21 '22 '23E APS Residential Growth Natn'l Avg. - Residential Residential Customer Growth1 1National average from 2022 Itron Annual Energy Survey Report.

Best-in-class service territory supports high tech growth and economic development 10 Our Approach: Focus on Four Main Areas Supports Influx of Manufacturing and Distribution – Examples • Business attraction and expansion • Community development • Entrepreneurial support • Infrastructure support • Taiwan Semiconductor Increased investment from $12B to $40B factory • Proctor & Gamble $500M capital investment in manufacturing facility • Chang Chun Petrochemical Building 250k sq ft facility • Rehrig Pacific Company $80M investment in manufacturing facility • Air Products & Chemicals $160M investment in manufacturing facility

A clear plan for clean energy transition 11 Progress Towards Meeting Clean Energy Commitment Pathway 2005 2019 2030 2050 Since 2020, have contracted over 2,300 MW of clean energy and storage to be in service for APS customers by end of 2025 Successfully installed 141 MWs of APS owned batteries at our AZ Sun sites as of April 2023 Charted course for healthy mix of APS-owned and third party- owned assets, to be continued through future planned RFPs 24% 50% 65% 100%

We Will Pursue Improvements in the Regulatory Environment 12 ✓ Filed a new rate case to reduce regulatory lag and improve the ROE ✓ Working with stakeholders on common issues including reducing regulatory lag and improving customer experience ✓ Continue to find alignment with the regulators ✓ Focus on customer affordability ✓ Appealing last rate case to clarify the prudency standard in Arizona

We Have Embraced a Customer-Centric Strategy 13 Deliver exceptional customer service Ensure superior reliability and operating performance, anchored in safety Make intelligent and clean investments to support a growing Arizona Preserve strong financial health while sustaining customer affordability Customer Focused

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 14 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

Bringing the Residential Customer into the Advanced Economy 15 Initiatives • Award-winning program to promote installation of advanced smart thermostats – reduces demand during peak load window • Super off-peak electric vehicle charging rate equivalent to ~25¢ per gallon gasoline Potential Impact Demand Savings During Peak Afternoon Window Today Future 100-150 MW 300-500 MW

Customer Driven Initiatives Underway – A Few Examples 16 Take Charge AZ Customer Advisory Board • Pilot program to encourage electric vehicle adoption by installing charging stations • Installed nearly 275 L2 and 20 DCFC plugs in 2022 Energy Management • Gathers direct insight from residential customers • Identifies customer concerns to shape solutions • Demand response programs reward customers who shift energy use to low-cost times – smart thermostats – residential battery systems – connected water heaters

Leading ESG Practices Guide Our Approach – Snapshot ¹CDP scores 2019-2022. 2 Report dated February 14, 2023.17 Environmental Social Governance Achieved a CDP Leadership score in Water Security four years in a row¹ MSCI ESG “AA” rating2 Reduced carbon by 24% since 2005 and retired over 1,000 MW of coal Diversity, equity and inclusion strategy 44% of new hires ethnically or racially diverse Commitment to support Coal Community Transition Plan 45% of independent directors gender or ethnically diverse ESG Executive Council Board oversight of strategy, risk, and ESG trends

2018 2019 2025 2031 Coal Exit Strategy – 7 Years Earlier than Originally Projected 18 Coal Free 2038 Navajo 315 MW 2019 Cholla 387 MW 2024 Remaining Four Corners 970 MW 20311 1Four Corners will have the option to begin seasonal operation in Fall 2023 if deemed to be in the best interest of APS customers, and subject to the necessary approvals. Seasonal operation could reduce annual carbon emissions at Four Corners by an estimated 20-25%.

Coal Exit and Expiring Purchase Contracts Will Create a 6,000 MW Supply-Demand Gap by 2035 ¹ Source of data: 2020 IRP. It is important to note that more than 6,000 MW of additions will be required, due to new resources being paired to meet reliability requirements (i.e., solar with storage requires 100 MW solar plus 100 MW of s torage). 19 0 2,000 4,000 6,000 8,000 10,000 12,000 2020 2023 2026 2029 2032 2035 Peak Capacity (MW) Existing Owned Resources Existing / Signed Contracts 6,000 MW¹ Closing the gap - opportunity

Key New Energy Sources Keeping us Tracking to our Goals 20 Initiatives • Solar generation • Wind generation • Gas as a bridge fuel • Demand-side management • Energy storage solutions • Innovation

T H E P I N N A C L E W E S T S T O R Y Navigating Short-Term Challenges. Longer-Term, A Powerful Growth Story 21 1 Company Profile - Solid Foundation 2 Growth Outlook Remains Strong 3 Customer Initiatives and ESG Leadership 4 Financial Outlook & 2022 Rate Case

22 What Investors Can Expect From Us Moving Forward Strong EPS growth off 2022 Managing capital plan to support customer growth, reliability and clean transition Steady rate base growth Limiting equity dilution Declining O&M per MWh Attractive dividend yield Optimize our balance sheet in support of investment 1 2 3 4 5 6 7

Projected 5-7% EPS Growth Off 20221 23 Long-Term Upside PotentialLong-Term Outlook Remainder of SCRs in rates Acceleration of clean energy transition Economic Development driving sales and customer growth Continued cost management Reduction of regulatory lag 5-7% EPS CAGR 1 Amounts provided are the Company’s current 5-year weather-normalized compound annual growth rate projections from 2022-2026.

$167 $265 $260 $255 $577 $520 $530 $530 $217 $260 $300 $300 $345 $360 $465 $520 $226 $265 $245 $245 2022 2023E 2024E 2025E Other Generation Clean Generation Transmission Distribution Other APS Total 2023-2025 $5.32B $1.53B $1.67B $1.80B $1.85B 24 Managed capital plan to support customer growth, reliability, and clean transition 2023–2025 as disclosed in the First Quarter 2023 Form 10-Q.

Total Approved Rate BaseAPS Rate Base Growth Guidance Year-End Steady rate base growth 25 ACC FERC Rate Effective Date 12/01/2021 6/1/2022 Test Year Ended 06/30/20191 12/31/2021 Rate Base $8.6B $1.9B Equity Layer 54.7% 51.3% Allowed ROE 8.7% 10.75% 1 Adjusted to include post test-year plant in service through 06/30/2020 Rate base $ in billions, rounded $9.8 $12.5 $1.9 $2.7 2021 2022 2023 2024 2025 Projected 5-7% Annual FERC ACC $11.7 $15.2

Forecasted sources of capital to fund investments from 2022-2024 No plans to issue equity before end of next rate case 26 Approx. $3 billion Approx. $1.25 billion $5.0 billion APS Debt2 PNW Debt2 Cash from Operations1 Approx. $300 million $400-$500 million 1 Cash from operations i s net of shareholder dividends. 2 APS and PNW debt issuance is net of maturities. Total Capital Investment PNW Equity/ Alternatives

Our goal continues to be declining O&M (as adjusted) per MWh 27 O&M (as adjusted) per MWh Total O&M (as adjusted)1 2022: $892M 2023: $885M-$905M 1 O&M amounts, as adjusted, exclude RES/DSM amounts of $95M in 2022 and $110M-$120M in 2023. Planned outage amounts included in O&M are $43M in 2022 and a projected $45M-$55M in 2023. For reconciliation, see slide 38. $29.60/MWh 2022

Continue Our Track Record of Consistent Dividend Growth1 28 $2.18 $3.46 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Indicated Annualized Dividend Dividend Targets • Long-term dividend growth • Attractive dividend yield • Managing long term dividend payout ratio to 65-75% ~5% CAGR 1 Future dividends are subject to declaration at Board of Directors’ discretion.

Strong balance sheet with attractive long-term debt maturity profile1 29 $M PNW Long-Term DebtAPS Long-Term Debt $0 $200 $400 $600 $800 $1,000 $1,200 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 As of March 31, 2023 1 Does not include debt at Bright Canyon Energy.

Credit Ratings Summary 30 Corporate Ratings Senior Unsecured Ratings Short-Term Ratings Outlook APS1 Moody’s A3 A3 P-2 Negative S&P BBB+ BBB+ A-2 Negative Fitch BBB+ A- F2 Negative Pinnacle West1 Moody’s Baa1 Baa1 P-2 Negative S&P BBB+ BBB A-2 Negative Fitch BBB+ BBB+ F2 Negative Balance Sheet Targets • Strong investment grade credit ratings • APS equity layer >50% • FFO/Debt range of 16%-18% 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Ratings are as of April 27, 2023.

2022 APS Rate Case Application 1 31 Overview of Rate Increase Request ($ in Millions) Key Components1 • Filed October 28, 2022 • APS has requested rates become effective December 1, 2023 • Docket Number: E-01345A-22-0144 • Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Additional Details Rate Base Growth $130 12 Months Post Test Year Plant 140 Weighted Average Cost of Capital of 7.17% 78 1% Fair Value Increment 78 New Customer Programs, Coal Community Transition and Other 34 Total Revenue Request $460 Customer Net Base Rate Impact on Day 1 13.6% 1Numbers may not foot due to rounding.

2022 APS Rate Case Application 1 • Eliminate the Environmental Improvement Surcharge and collect costs through base rates • Eliminate the Lost Fixed Cost Recovery Mechanism and collect costs through base rates and the Demand Side Management Adjustor Charge • Modify the Renewable Energy Adjustor Charge to include recovery of capital carrying costs of APS owned renewable and storage resources • Modify the performance incentive in the Demand Side Management Adjustor Charge • Maintain the Power Supply Adjustor to ensure timely recovery of fuel and purchase power costs • Maintain as inactive the Tax Expense Adjustor Mechanism • Maintain the Transmission Cost Adjustment mechanism 32 Adjustment Mechanisms Overview • Enhance the current limited income program to include a second tier to provide an additional discount for customers with a greater need • Waiver of digital payment fees including credit card fees New Customer Program Proposals

2022 APS Rate Case Application 33 Key Financials Test year ended June 30, 2022 Total Rate Base - Adjusted $13.1 Billion ACC Rate Base - Adjusted $10.5 Billion Embedded Long-Term Cost of Debt 3.85% Allowed Return on Equity 10.25% Capital Structure Long-term debt 48.07% Common equity 51.93% Base Fuel Rate (¢/kWh) 3.8321 Post-test year plant period 12 months

34 Application Filed October 28, 2022 Staff/Intervenor Direct Testimony Due June 5, 2023 Staff/Intervenor Direct Testimony (Rate Design) Due June 15, 2023 APS Rebuttal Testimony Due July 12, 2023 Staff/Intervenor Surrebuttal Testimony Due July 26, 2023 APS Rejoinder Testimony Due August 4, 2023 Pre-Hearing Conference August 7, 2023 Hearing Commences August 10, 2023 Arizona Public Service Company Docket # E-01345A-22-0144 1As of May 10, 2023 2022 APS Rate Case Procedural Schedule1

Regulatory 2023 key dates1 35 ACC Key Dates / Docket # Q1 Q2 Q3 Q4 2022 Rate Case: E-01345A-22-0144 APS Rebuttal due July 12 Hearing to begin August 10 Power Supply Adjustor (PSA) E-01345A-19-0236: Effective March 1 2024 PSA Rate to be filed Nov 30 Transmission Cost Adjustor E-01345A-19-0236: Filed May 15; effective June 1 Environmental Improvement Surcharge E-01345A-19-0236: Filed Feb. 1 Effective April 1 Lost Fixed Cost Recovery (New docket): To be filed July 31 Effective November 1 Resource Planning and Procurement: E-99999A-22-0046 2023 IRP to be filed 2023 DSM/EE Implementation Plan E-01345A-22-0066: 2023 RES Implementation Plan E-01345A-22-0181: 2024 Plan to be filed July 1 Resource Comparison Proxy (New docket): Filed May 1 Effective Sep 1 Battery Storage PPAs through the PSA (New dockets): 2 Applications expected 3 New applications expected 1Dates are estimated and subject to change.

I N S U M M A R Y We are Optimistic for the Future: The Growth Story Remains Intact 36 • Building on proven long-term performance track record • Working to improve regulatory environment over time • Service territory is among the fastest growing in the U.S. • Executing on clear growth strategy including transition to clean energy • Attractive financial profile building from 2022

APPENDIX

Non-GAAP Measure Reconciliation 38 2022 Actuals4 2023 Guidance4 Operating revenues1 $4.32 billion $4.43 - $4.52 billion Fuel and purchased power expenses1 $1.63 billion $1.64 - $1.67 billion Gross Margin $2.69 billion $2.79 - $2.85 billion Adjustments: Renewable energy and demand side management programs2 $100 million $115 - $125 million Adjusted gross margin $2.59 billion $2.67 - $2.72 billion Operations and maintenance1,3 $987 million $1.00 - $1.02 billion Adjustments: Renewable energy and demand side management programs2 $95 million $110 - $120 million Adjusted operations and maintenance $892 million $885 - $905 million 1Line i tems from Consolidated Statements of Income. 2Includes $5M for CCT (Coal Community Transition) in 2022 and $3M in 2023 which is recovered through REAC (Renewable Energy Ad justment Charge) 3O&M per MWh was $33/MWh in 2022. 4Numbers may not foot due to rounding.

ESG Leadership – Recognitions ¹ As of February 14, 2023 39 Training Magazine 2023 Ranked as a Top Employee and Development Organization 2021 US Women in Nuclear Leadership Award Pinnacle West’s ESG Rating AA1 2022 A- Score for Water Security Forbes Best Employer in Arizona Named to the annual ranking of the world’s 2022 Top 100 Green Utilities by